                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     The undersigned, Samuel A. McCullough, hereby consents to the reference to him in the Proxy Statement/Prospectus forming a part of the Registration Statement on Form S-4 of CoreStates Financial Corp as a person who will become a director of CoreStates Financial Corp upon consummation of the merger described in the Proxy Statement/Prospectus.

                                         /s/ Samuel A. McCullough
                                        -------------------------------------
                                        Samuel A. McCullough

December 19, 1995

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     The undersigned, Lawrence R. Pugh, hereby consents to the reference to him in the Proxy Statement/Prospectus forming a part of the Registration Statement on Form S-4 of CoreStates Financial Corp as a person who will become a director of CoreStates Financial Corp upon consummation of the merger described in the Proxy Statement/Prospectus.

                                         /s/ Lawrence R. Pugh
                                        -------------------------------------
                                        Lawrence R. Pugh

December 27, 1995

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     The undersigned, Judith A. von Seldeneck, hereby consents to the reference to her in the Proxy Statement/Prospectus forming a part of the Registration Statement on Form S-4 of CoreStates Financial Corp as a person who will become a director of CoreStates Financial Corp upon consummation of the merger described in the Proxy Statement/Prospectus.

                                         /s/ Judith A. von Seldeneck
                                        -------------------------------------
                                        Judith A. von Seldeneck

December 27, 1995

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     The undersigned, Robert W. Cardy, hereby consents to the reference to him in the Proxy Statement/Prospectus forming a part of the Registration Statement on Form S-4 of CoreStates Financial Corp as a person who will become a director of CoreStates Financial Corp upon consummation of the merger described in the Proxy Statement/Prospectus.

                                         /s/ Robert W. Cardy
                                        -------------------------------------
                                        Robert W. Cardy

December 27, 1995

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     The undersigned, George Strawbridge, Jr., hereby consents to the reference to him in the Proxy Statement/Prospectus forming a part of the Registration Statement on Form S-4 of CoreStates Financial Corp as a person who will become a director of CoreStates Financial Corp upon consummation of the merger described in the Proxy Statement/Prospectus.

                                         /s/ George Strawbridge, Jr.
                                        -------------------------------------
                                        George Strawbridge, Jr.

December 27, 1995